                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of Franklin Bancorporation, Inc., a Delaware corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

  This Power of Attorney has been signed by the following persons in the capacities indicated on February 24, 1998.



       /s/ John A. Allison IV                       /s/ Scott E. Reed
-------------------------------------     -------------------------------------
Name: John A. Allison IV                  Name: Scott E. Reed
Title: Chairman of the Board              Title: Senior Executive Vice
       and Chief Executive                       President and Chief Financial
       Officer (principal executive              Officer (principal financial
       officer)                                  officer)

        /s/ Sherry A. Kellett                     /s/ Paul B. Barringer
-------------------------------------     -------------------------------------
Name: Sherry A. Kellett                   Name: Paul B. Barringer
Title: Executive Vice President and       Title: Director
       Controller (principal
       accounting officer)

       /s/ Alfred E. Cleveland                 /s/ W. R. Cuthbertson, Jr.
-------------------------------------     -------------------------------------
Name: Alfred E. Cleveland                 Name: W. R. Cuthbertson, Jr.
Title: Director                           Title: Director

         /s/ Ronald E. Deal                       /s/ A. J. Dooley, Sr.
-------------------------------------     -------------------------------------
Name: Ronald E. Deal                      Name: A. J. Dooley, Sr.
Title: Director                           Title: Director

          /s/ Tom D. Efird                        /s/ Paul S. Goldsmith
-------------------------------------     -------------------------------------
Name: Tom D. Efird                        Name: Paul S. Goldsmith
Title: Director                           Title: Director

       /s/ L. Vincent Hackley                     /s/ Ernest F. Hardee
-------------------------------------     -------------------------------------
Name: L. Vincent Hackley                  Name: Ernest F. Hardee
Title: Director                           Title: Director

          /s/ Jane P. Helm                      /s/ Richard Janeway, M.D.
-------------------------------------     -------------------------------------
Name: Jane P. Helm                        Name: Richard Janeway, M.D.
Title: Director                           Title: Director

     /s/ J. Ernest Lathem, M.D.                   /s/ James H. Maynard
-------------------------------------     --------------------------------------
Name: J. Ernest Lathem, M.D.              Name: James H. Maynard
Title: Director                           Title: Director

     /s/ Joseph A. McAleer, Jr.                  /s/ Albert O. McCauley
-------------------------------------     --------------------------------------
Name: Joseph A. McAleer, Jr.              Name: Albert O. McCauley
Title: Director                           Title: Director

        /s/ L. Glenn Orr, Jr.                  /s/ Richard L. Player, Jr.
-------------------------------------     --------------------------------------
Name: L. Glenn Orr, Jr.                   Name: Richard L. Player, Jr.
Title: Director                           Title: Director

    /s/ C. Edward Pleasants, Jr.                   /s/ Nido R. Qubein
-------------------------------------     --------------------------------------
Name: C. Edward Pleasants, Jr.            Name: Nido R. Qubein
Title: Director                           Title: Director

         /s/ E. Rhone Sasser                        /s/ Jack E. Shaw
-------------------------------------     --------------------------------------
Name: E. Rhone Sasser                     Name: Jack E. Shaw
Title: Director                           Title: Director

         /s/ Harold B. Wells
-------------------------------------
Name: Harold B. Wells
Title: Director